SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 15, 2005

                      NANO CHEMICAL SYSTEMS HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEVADA                    000-49998
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)       (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                                  P.O Box 10591
                             Portland, Oregon 97296
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (503) 236-7171
                            (ISSUER TELEPHONE NUMBER)

                         Heritage Scholastic Corporation
                                   136 Acacia
                         Solana Beach, California 92075
                            (FORMER NAME AND ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 15, 2005 (the "Effective Date"), pursuant to an Asset Purchase Agreement (the "Agreement") between the Company and GreenTree Spray Technologies, LLC ("GreenTree"), a Delaware limited liability company, the Company purchased manufacturing, technical and other assets from Green Tree for a total of 24,000,000 restricted common shares of the Company and a promissory note for $1,000,000. The acquisition was approved by the unanimous consent of our Board of Directors on March 15, 2005.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Asset Purchase Agreement (the "Agreement") between the Company and GreenTree Spray Technologies, LLC ("GreenTree"), a Delaware limited liability company, the Company purchased manufacturing, technical and other assets from Green-Tree for a total of 24,000,000 restricted common shares of the Company and a promissory note for $1,000,000.

GreenTree is an aerosol manufacturing company located in Seaford, Delaware with a $2 million expected annual sales rate, 30,000 square foot facility including office, laboratory and production area, and five exempt and 15 hourly employees. Pursuant to the Agreement, the Company purchased proprietary chemical formulations, know how and other intellectual property which are related to the manufacture, packaging, filling, labeling and/or sale of aerosol containers on the Terco line and aerosol related products from GreenTree's Seaford Plant related to GreenTree's five largest customers.

Pursuant to the Agreement, the Company has entered into a new sub-Lease Agreement with Green Tree assuming seventy-five percent of the obligations under the master lease in connection with the Company's post-closing operation of the Terco Division.

Pursuant to the Agreement, the Company entered into a two year Promissory Note ("Note") and Security Agreement with GreenTree for $1,000,000 with an annual interest rate of eight percent, payable interest only on a quarterly basis.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On March 15, 2005, pursuant to the Agreement, the Company issued 24,000,000 shares of our common stock to GreenTree in exchange for the assets purchased therein. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, GreenTree had the necessary investment intent as required by
Section 4(2) since Green Tree agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Agreement, GreenTree was issued 24,000,000 shares of the Company's authorized common stock. Simultaneously, with the signing of the Agreement, Katrina Cleburn, our majority shareholder agreed to the cancellation of 49,926,500 of her shares of our common stock. Therefore, the 24,000,000 shares held by GreenTree represent a majority of the Company's outstanding common stock. As part of the Agreement, the following changes to the Company's directors and officers have occurred:

Katrina Cleburn resigned as the Company's President and Chief Executive Officer; and was appointed as the Company's Chief Financial Officer, effective March 15, 2005.

Marc Mathys was appointed as the Company's President and Chief Executive Officer; and Henry Simpson was appointed as the Company's Vice President of Operations as of March 15, 2005.

Further, Marc Mathys, Henry Simpson and David Tomanek were appointed as members of the Board of Directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Katrina Cleburn resigned as the Company's President and Chief Executive Officer, effective March 15, 2005.

Marc Mathys was appointed as the Company's President and Chief Executive Officer; Katrina Cleburn was appointed as the Company's Chief Financial Officer; and Henry Simpson was appointed as the Company's Vice President of Operations as of March 15, 2005.

Marc Mathys, Henry Simpson and David Tomanek were appointed as members of the Board of Directors of the Company as of March 15, 2005.

MARC MATHYS was appointed as the Company's president, chief executive officer, and a member of the Board of Directors as of March 15, 2005. Mr. Mathys has a Bachelors of Science in Engineering from UCLA and a law degree from Pepperdine University. He has work as an investment banker for ECC Resources, Inc., an oil company, and Omni Holding AG, a Swiss conglomerate. He currently owns businesses in chemical and stone manufacturing, including Harvard Chemical Research, Inc., and is involved in real estate and has an interest in a law firm.

HENRY SIMPSON was appointed as the Company's vice president of operations, and a member of the Board of Directors as of March 15, 2005. Mr. Simpson has extensive managerial experience, namely twenty years of experience with a major delivery company. He is responsible for the day to day operations of three separate areas and cost effective management of each. For the last three years he has worked as plant manager for chemical manufacturing company.

DAVID TOMANEK was appointed as a member of the Board of Directors as of March 15, 2005. Prof. Dr. David Tomanek studied Physics in Switzerland and received his Ph.D. from the Freie Universitat Berlin. While holding a position as Assistant Professor at the Freie Universitat Berlin, he pioneered theoretical research in Nanostructures at the AT&T Bell Laboratories and the University of California at Berkeley. He established the field of Computational Nanotechnology at Michigan State University, where he holds a position as Full Professor of Physics. His scientific expertise lies in the development and application of numerical techniques for structural, electronic, and optical properties of surfaces, low-dimensional systems and nanostructures, in particular computer simulations of fullerenes, nanotubes, ferrofluids, metallic and magnetic clusters. His scholarly research has been supported by Swiss, German and U.S. Government Agencies (NSF, ONR, AFOSR, DARPA).

Current in several languages, Prof. Tomanek held prestigious positions such as Research Director at the CNRS in Paris-Orsay, Visiting Professor at the National University of Singapore, Rice University, University of Rome, Visiting Scientist at the Fritz-Haber Institute in Berlin, Professor of Physics at the Tokyo Institute of Technology, and Distinguished Professor of Physics at Seoul National University. He authored or co-authored over 150 scholarly publications, chiefly in the field of Nanotechnology, and presented his research in several hundred invited talks at international conferences, universities, and industrial companies. He holds several patents in the field of Nanotechnology and Bio-Nanotechnology. Prof. Tomanek is member of the Editorial Advisory Board of the Materials Science forum, executive Committee member of the Fullerenes Group of the Electrochemical Society, and member of the American and Swiss Physical Society.

Prof. Tomanek initiated and organized a series of International Cluster Workshops (ICW'91, ICW'92, ICW'93) and Nanotube Conferences (NT'99, NT'01, NT'02). He coordinates web-based Nanotechnology information at The Nanotube Site and The Nanotechnology Site. He has been consulting on Nanotechnology related topics for companies such as Xerox, DuPont, Toray, Samsung, NEC, and Terastore. To accelerate and promote commercialization of Nanotechnology, he initiated or co- initiated three Nanotechnology companies, namely General Carbon Technologies, nABACUS and nanoTEN Consulting.

No transactions occurred in the last two years to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial Statements will be filed supplementally.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

2.1 Asset Purchase Agreement dated March 15, 2005, by and between Nano Chemical Systems Holdings, Inc. and GreenTree Spray Technologies, LLC.

2.2 Promissory Note dated March 15, 2005, by and between Nano Chemical Systems Holdings, Inc. and GreenTree Spray Technologies, LLC.

2.3 Security Agreement dated March 15, 2005, by and between Nano Chemical Systems Holdings, Inc. and GreenTree Spray Technologies, LLC.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARC MATHYS

                                    By: /s/ Marc Mathys
                                        --------------------------
                                            MARK MATHYS
                                            President, CEO

Dated: March 21, 2005